UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 12, 2010

WATTS WATER TECHNOLOGIES, INC.
 (Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-11499	04-2916536
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

815 Chestnut Street, North Andover, Massachusetts 01845
 (Address of Principal Executive Offices) (Zip Code)

(978) 688-1811
(Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 12, 2010, the Board of Directors of Watts Water Technologies, Inc. (the “Company”) amended Section 17 in Article II of the By-Laws of the Company to clarify that directors emeriti may attend meetings of the Board of Directors or any committee of the Board of Directors only if invited to attend such meetings by the Board of Directors.

A copy of the Company’s Amended and Restated By-Laws incorporating the above described amendment is attached as Exhibit 3.1 to this Current Report.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

The Exhibit Index attached to this Current Report is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 12, 2010	WATTS WATER TECHNOLOGIES, INC.
	By:	/s/ Kenneth R. Lepage __________________________________ Kenneth R. Lepage General Counsel and Executive Vice President of Administration

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated By-Laws of the Company